EXHIBIT 99.1

Know Labs Announces Cancellation of Special Meeting of Stockholders

Seattle, WA – February 21, 2025 – Know Labs, Inc. (previously NYSE American: KNW, now OTC Pink Markets: KNWN), a pioneering leader in the development and application of radio frequency dielectric spectroscopy (RFDS), announced today the cancellation of the Special Meeting of Stockholders previously scheduled for March 7, 2025 (Special Meeting), which was intended to seek approval for a reverse stock split.

The Company’s decision to cancel the Special Meeting comes after the Company announced a 1 for 40 reverse stock split of its authorized and issued and outstanding shares of common stock on February 18, 2025, which became effective February 19, 2025, and did not require the approval of stockholders.

About Know Labs Technology Licensing (KTL)

Know Labs Technology Licensing (KTL) is the dedicated licensing division of Know Labs, Inc. (OTC: KNWN), facilitating the global adoption of its patented Radio Frequency Dielectric Spectroscopy (RFDS) technology. With an extensive intellectual property portfolio, a structured licensing framework, and the proprietary e-RFDS© digital watermark, KTL enables corporations, universities, and research institutions to innovate with confidence while securing their developments from counterfeiting and unauthorized use.

About Know Labs, Inc.

Know Labs, Inc.’s platform technology uses radio frequency spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The technology is designed to be able to integrate into a variety of wearable, mobile or bench-top form factors. The Company believes that this patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. Among the Company’s first expected applications of the technology will be in a product marketed as a non-invasive glucose monitor. The device is designed to provide the user with accessible and affordable real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration (FDA) clearance prior to its introduction to the market.  Other products, developed through KTL may not require such prior FDA approval.

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Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its  financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

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Know Labs, Inc. Contact:

Investor Relations

T: 206-903-1351

ask@knowlabs.co

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